UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2012

BFC Financial Corporation

(Exact name of registrant as specified in its charter)

Florida	001-09071	59-2022148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 West Cypress Creek Road

Fort Lauderdale, Florida 33309

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (954) 940-4900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

BFC Financial Corporation (“BFC”) currently owns shares of the Class A Common Stock and Class B Common Stock of BBX Capital Corporation (formerly BankAtlantic Bancorp, Inc.) (“BBX Capital”) representing an approximately 53% equity interest and 75% voting interest in BBX Capital.

On July 31, 2012, BBX Capital completed its previously announced sale to BB&T Corporation (“BB&T”) of all of the issued and outstanding shares of capital stock of BankAtlantic, BBX Capital’s former wholly-owned banking subsidiary. The stock sale and related transactions described herein (collectively, the “Transaction”) were effected pursuant to the Stock Purchase Agreement, dated November 1, 2011, between BBX Capital and BB&T, as amended on March 13, 2012 (the “Agreement”).

Under the terms of the Agreement, prior to the closing of the Transaction, BankAtlantic contributed to a newly formed limited liability company subsidiary, Florida Asset Resolution Group, LLC (“FAR”), certain performing and non-performing loans, tax certificates and real estate owned that had an aggregate carrying value on BankAtlantic’s balance sheet of approximately $358 million as of June 30, 2012. FAR assumed all liabilities related to these assets. BankAtlantic also contributed approximately $37 million in cash to FAR and thereafter distributed all of the membership interests in FAR to BBX Capital. At the closing of the Transaction, BBX Capital transferred to BB&T 95% of the outstanding preferred membership interests in FAR in connection with BB&T’s assumption of BBX Capital’s outstanding trust preferred securities (“TruPs”) obligations, as described in further detail below. BBX Capital continues to hold the remaining 5% of FAR’s preferred membership interests. Under the terms of the Amended and Restated Limited Liability Company of FAR which was entered into by BBX Capital and BB&T at the closing, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, BB&T will hold its 95% preferred interest in the net cash flows of FAR until such time as it has recovered $285 million in preference amount plus a priority return of LIBOR + 200 basis points per annum on any unpaid preference amount. At that time, BB&T’s interest in FAR will terminate, and BBX Capital will thereafter be entitled to any and all residual proceeds from FAR. It is expected that the assets (other than cash) contributed to FAR will be monetized over a period of seven years, or longer provided BB&T’s preference amount is repaid within such seven-year period. BBX Capital entered into an incremental $35 million guarantee in BB&T’s favor to further assure BB&T’s recovery of the $285 million preference amount within seven years. A copy of such guarantee is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Prior to the closing of the Transaction, BankAtlantic also contributed to a separate newly formed limited liability company subsidiary, BBX Capital Asset Management, LLC (“CAM”), non-performing commercial loans, commercial real estate owned and previously written off assets that had an aggregate carrying value on BankAtlantic’s balance sheet of $126 million as of June 30, 2012. CAM assumed all liabilities related to these assets. BankAtlantic also contributed approximately $81 million in cash to CAM. Prior to the closing of the Transaction, BankAtlantic distributed all of the membership interests in CAM to BBX Capital.

The cash consideration exchanged by the parties at the closing of the Transaction in connection with the sale of BankAtlantic’s stock was based on the deposit premium and the net asset value of BankAtlantic, in each case as calculated pursuant to the terms of the Agreement, including, with respect to the net asset value of BankAtlantic, after giving effect to the asset contributions and membership interest distributions by BankAtlantic described above. Based on financial information as of June 30, 2012 and the preliminary calculations of the deposit premium (which was estimated to be $315.9 million) and the net asset value of BankAtlantic, BBX Capital received from BB&T a cash payment related to the sale of BankAtlantic’s stock (which excludes the TruPs-related payments described below) of approximately $6.4 million. However, the deposit premium and net asset value of BankAtlantic as well as the resulting cash payment made to BBX Capital are all estimates based on available financial information as of June 30, 2012. Under the terms of the Agreement, these amounts are subject to adjustment post-closing as all relevant financial information is reviewed and approved by the parties, and the cash payment made to BBX Capital may be less than the amount indicated above or BBX Capital may be required to make a net cash payment to BB&T.

Under the terms of the Agreement, at the closing of the Transaction, BB&T assumed the obligations with respect to BBX Capital’s approximately $285 million in principal amount of outstanding TruPs, and BBX Capital paid BB&T approximately $51.3 million, representing all accrued and unpaid interest on the TruPs through closing. BBX Capital also paid approximately $2.3 million for certain legal fees and expenses incurred by trustees with respect to the previously disclosed litigation relating to the Transaction brought by certain trustees and holders of the TruPs.

BBX Capital expects to recognize a $307 million gain in connection with the Transaction. Based on its 53% ownership interest with respect to BBX Capital, BFC expects to recognize an approximately $163 million gain in connection with the Transaction, as well as an anticipated additional increase of approximately $2.7 million related to purchase accounting adjustments. However, these amounts are subject to adjustment based on the final balance sheet reconciliation procedures described above.

In connection with the closing of the Transaction and pursuant to the terms of the Agreement, effective July 31, 2012, BBX Capital changed its name from “BankAtlantic Bancorp, Inc.” to “BBX Capital Corporation.” BBX Capital’s Class A Common Stock will continue to trade under its current ticker symbol, “BBX.”

A copy of BFC’s press release announcing the completion of the Transaction is attached hereto as Exhibit 99.3.

Item 8.01 Other Events.

BFC and Bluegreen Corporation (“Bluegreen”) are working to satisfy the conditions required to consummate the merger of Bluegreen into BFC. As previously announced, the consummation of the merger is subject to a number of conditions, including obtaining the approval of the shareholders of both BFC and Bluegreen and the listing of BFC’s Class A Common Stock on a national securities exchange. Additionally, BFC anticipates doing a reverse split of its common stock. The shareholders of both Bluegreen and BFC voted to approve the transaction, and BFC is continuing its efforts to satisfy the balance of the conditions to closing, including pursuit of the listing of its Class A Common Stock. The transaction will close when all conditions in the merger agreement have been met. There is no assurance that the conditions for the consummation of the merger will be met or that the merger will be consummated.

Additional Information and Where to Find it

BFC has filed a Registration Statement on Form S-4 with the Securities Exchange Commission (the “SEC”), which has been declared effective, and BFC and Bluegreen have mailed to their respective shareholders a joint proxy statement/prospectus concerning the proposed merger. BFC and Bluegreen may also file other documents with the SEC regarding the merger. Investors and shareholders of BFC and Bluegreen are urged to read the joint proxy statement/prospectus and other relevant documents filed with the SEC carefully and in their entirety because they contain important information. Investors and shareholders of BFC and Bluegreen can obtain copies of the joint proxy statement/prospectus and other relevant documents filed with the SEC free of charge from the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by BFC are also available free of charge on BFC’s website at www.bfcfinancial.com under the tab “Investor Relations – Regulatory Info – SEC Filings” or by directing a request by mail to BFC Financial Corporation, Corporate Secretary, 2100 West Cypress Creek Road, Fort Lauderdale, Florida 33309, or by phone at 954-940-4900. Copies of the documents filed with the SEC by Bluegreen are available free of charge on Bluegreen’s website at www.bluegreencorp.com under the tab “Investors – SEC Filings” or by directing a request by mail to Bluegreen Corporation, Corporate Secretary, 4960 Conference Way North, Suite 100, Boca Raton, Florida 33431, or by phone at 561-912-8000.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements have been prepared from the historical financial statements of BFC and are intended to reflect the impact on BFC of the Transaction. The unaudited pro forma condensed consolidated statement of financial condition as of March 31, 2012 was prepared as if the Transaction was consummated on March 31, 2012. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2011 and the three months ended March 31, 2012 and 2011 were prepared as if the Transaction was consummated on January 1, 2011 and reflects the reclassification of the results of operations of BankAtlantic’s Community Banking, Tax Certificates, Investments and Capital Services components into discontinued operations (other than with respect to assets included within those components which were contributed to FAR and are presented as continuing operations). The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2011 and the three months ended March 31, 2012 and 2011 also reflect the elimination of the assets related to BankAtlantic’s Commercial Lending component which were transferred to BB&T as if the transfer occurred on January 1, 2011. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2010 and 2009 reflect solely the reclassification of the results of operations of BankAtlantic’s Community Banking, Tax Certificates, Investments and Capital Services components into discontinued operations in their entirety, including the results of operations of the assets within those components which were contributed to FAR. They do not reflect the elimination of the results of operations of the assets related to BankAtlantic’s Commercial Lending component which were transferred to BB&T.

The unaudited pro forma condensed consolidated financial statements do not purport to present the financial position or results of operations of BFC had the Transaction occurred on the dates assumed, nor are they necessarily indicative of the results of operations that BFC may achieve after March 31, 2012. In addition, the respective gains expected to be recognized by BBX Capital and BFC in connection with the Transaction will be determined as of June 30, 2012 and are subject to adjustment post-closing as all relevant financial information is reviewed and approved by BB&T and BBX Capital and may be less than the amounts indicated herein. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with BFC’s consolidated financial statements and accompanying notes included in Amendment No. 1 to BFC’s Annual Report on Form 10-K/A for the year ended December 31, 2011, filed with the Securities and Exchange Commission on April 18, 2012, and Quarterly Report on Form 10-Q for the three months ended March 31, 2012, filed with the Securities and Exchange Commission on May 15, 2012.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

As of March 31, 2012

(in thousands, except per share data)	BFC Historical	Historical BankAtlantic (1)	CAM and FAR Net Assets (2)	Pro Forma Adjustments		BFC Pro Forma March 31, 2012

ASSETS

Cash and due from other banks	$1,170,377	(1,109,006)	79,029	(37,711	) (3)	102,689

Investments	97,275	(76,527)	6,120	—		26,868
Loans receivable and loans held for sale	2,361,183	(2,354,991)	442,416	—		448,608
Notes receivable	505,605	—	—	—		505,605
Inventory	207,579	—	—	—		207,579
Real estate owned	84,805	(74,939)	74,939	—		84,805
Properties and equipment, net	194,901	(136,468)	3,263	—		61,696
Goodwill and intangible assets, net	77,624	(13,081)	—	—		64,543
Assets held for sale from discontinued operations	22,325	—	—	5,425	(8)	27,750
Other assets	191,625	(56,141)	4,459	(9,066	) (4) (7)	130,877

Total assets	$4,913,299	(3,821,153)	610,226	(41,352)		1,661,020

LIABILITIES AND EQUITY
Liabilities:
Deposits	3,455,297	(3,462,103)	—	6,806	(3)	—
Receivable-backed notes payable	458,082	—	—	—		458,082
Notes and mortgage notes payable and other borrowings	70,465	(22,000)	—	—		48,465
Junior subordinated debentures	481,617	—	—	(338,343	) (5) (8)	143,274
Deferred income taxes, net	32,352	—	—	—		32,352
Deferred gain on debt settlement	29,875	—	—	—		29,875
BB&T’s preferred interest in FAR	—	—	—	285,375	(6)	285,375
Other liabilities	196,834	(51,040)	14,281	1,160	(7)	161,235

Total liabilities	4,724,522	(3,535,143)	14,281	(54,806)		1,158,658

Commitments and contingencies

Preferred Stock of $.01 par value: authorized - 10,000,000 shares: Redeemable 5% Cumulative Preferred Stock - $.01 par value; authorized 15,000 shares issued and outstanding 15,000 shares with redemption value of $1,000 per share	11,029	—	—	—		11,029

Equity:
Class A Common Stock of $.01 par value, authorized 150,000,000 shares; issued and outstanding 70,274,972 in 2012 and 2011,	703	—	—	—		703
Class B Common Stock of $.01 par value, authorized 20,000,000 shares; issued and outstanding 6,859,751 in 2012 and 2011	69	—	—	—		69
Additional paid-in capital	233,213	(609,575)	609,575	—		233,213
Accumulated earnings (deficit)	(103,781)	302,640	7,295	(141,620	) (3) (8) (9)	64,534
Accumulated other comprehensive (loss) income	(8,738)	20,925	(20,925)	—		(8,738)

Total BFC Financial Corporation (“BFC”) shareholders’ equity	121,466	(286,010)	595,945	(141,620)		289,781
Noncontrolling interests	56,282	—	—	145,270	(9)	201,552

Total equity	177,748	(286,010)	595,945	3,650		491,333

Total liabilities and equity	$4,913,299	(3,821,153)	610,226	(41,352)		1,661,020

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Financial Condition as of March 31, 2012

(1)	Reflects the unaudited statement of financial condition of BankAtlantic as of March 31, 2012, based on information included in BBX Capital’s Quarterly Report on Form 10-Q for the three months ended March 31, 2012.
(2)	Reflects the book value, as recorded on BankAtlantic’s statement of financial condition as of March 31, 2012, of the assets and liabilities contributed to, or assumed by, FAR and CAM. The cash amount of $79 million represents sales proceeds or principal payments from September 30, 2011 through March 31, 2012 with respect to the assets designated to be contributed to FAR and CAM. It is currently estimated that the Transaction will result in a gain to BBX Capital of approximately $307 million net of transaction costs. Based on BFC’s 53% ownership interest in BBX Capital, BFC expects to record a gain of approximately $163 million as well as an anticipated additional increase of approximately $2.7 million related to purchase accounting adjustments. The expected gain and related purchase accounting adjustment is included in equity.
(3)	Reflects the amount of cash held at BankAtlantic by BBX Capital and BFC of approximately $6.8 million and estimated cash consideration of $6.0 million paid by BB&T to BBX Capital based on balances as of March 31, 2012 offset by approximately $5.0 million of estimated Transaction costs and $45.5 million of accrued and unpaid interest related to BBX Capital’s TruPs as of March 31, 2012. At the closing, BBX Capital received cash consideration from BB&T of $6.4 million and paid approximately $51.3 million to BB&T in satisfaction of BBX Capital’s obligation under the Agreement with respect to the payment of all accrued and unpaid interest on the TruPs through the closing.
(4)	Represents the common securities of the trusts which issued the TruPs and were transferred to BB&T at the closing of the Transaction in connection with BB&T’s assumption of BBX Capital’s obligations with respect to the $285.4 million in principal amount of the TruPs.
(5)	Reflects the $285.4 million liability related to the assumption by BB&T of the aggregate principal amount of the TruPs, which for purposes hereof has been assumed to approximate fair value, $45.5 million of accrued and unpaid interest on the TruPs at March 31, 2012, and $10.2 million of the common securities described in Note 4 above. BBX Capital also paid approximately $2.3 million with respect to TruPS related litigation fees and expenses incurred by certain trustees, of which $1.5 million had been accrued as of March 31, 2012, and the balance of such payment is not reflected in the unaudited pro forma condensed consolidated statement of financial condition as of March 31, 2012
(6)	Represents the $285.4 million TruPs liability described in Note 5 above.
(7)	Intercompany receivables and payables between BankAtlantic, on the one hand, and BBX Capital and BFC, on the other hand.
(8)	Includes the write-off of BFC’s remaining purchase accounting adjustments of approximately $2.7 million in connection with BFC’s acquisitions of shares of BBX Capital’s Class A Common Stock during 2008. The 2008 share acquisitions were accounted for as step acquisitions under the acquisition method of accounting in effect at that time.
(9)	The reduction in accumulated deficit represents (i) BFC’s noncontrolling interest of approximately $145.3 million in BBX Capital in connection with the net increase in BBX Capital’s equity described in Note 2 above and (ii) the purchase accounting adjustments of approximately $2.7 million described in Note 8 above, partially offset by estimated Transaction costs of $5 million.

UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

(In thousands, except for per share data)

	For the Year Ended December 31, 2009
	BFC Historical	Discontinued Operations Pro Forma Adjustments (1)	BFC Pro Forma

Revenues
Real Estate and Other:
Sales of VOIs and real estate	$24,267	—	24,267
Other resorts fee-based revenue	5,073	—	5,073
Fee based sales commission and other revenues	7,852	—	7,852
Interest income	12,182	—	12,182

	49,374	—	49,374

Financial Services:
Interest income	225,762	(170,649)	55,113
Service charges on deposits	75,739	(75,739)	—
Other service charges and fees	29,542	(29,542)	—
Other	23,044	(22,531)	513

	354,087	(298,461)	55,626

Total revenues	403,461	(298,461)	105,000

Costs and Expenses
Real Estate and Other:
Cost of sales of VOIs and real estate	106,873	—	106,873
Cost of sales of other resort operations	3,538	—	3,538
Interest expense, net	16,690	—	16,690
Selling, general and administrative expenses	62,977	—	62,977
Impairment of goodwill	2,001	—	2,001
Other expenses	2,148	—	2,148

	194,227	—	194,227

Financial Services:
Interest expense	74,852	(59,321)	15,531
Provision for loan losses	232,658	(101,477)	131,181
Employee compensation and benefits	108,245	(70,035)	38,210
Occupancy and equipment	58,576	(43,533)	15,043
Other expenses	99,136	(68,576)	30,560

	573,467	(342,942)	230,525

Total costs and expenses	767,694	(342,942)	424,752

Gain on bargain purchase of investment in Bluegreen	182,849		182,849
Gain on settlement of investment in subsidiary	29,679	—	29,679
Equity in earnings from unconsolidated affiliates	33,381	(1,105)	32,276
Impairment of unconsolidated affiliates	(31,181)	—	(31,181)
Other income	7,362	—	7,362

(Loss) income from continuing operations before income taxes	(142,143)	43,376	(98,767)
Less: Benefit for income taxes	(67,500)	—	(67,500)

(Loss) income from continuing operations	(74,643)	43,376	(31,267)
Less: Net (loss) income attributable to noncontrolling interests from continuing operations	(121,294)	30,318 (2)	(90,976)

Net income from continuing operations attributable to BFC	$46,651	13,058	59,709

Basic and diluted earnings per common share from continuing operations (3)	$0.80		1.03
Basic and diluted weighted average number of common shares outstanding	57,235		57,235

UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

(In thousands, except for per share data)

	For the Year Ended December 31, 2010
	BFC Historical	Discontinued Operations Pro Forma Adjustments (1)	BFC Pro Forma

Revenues
Real Estate and Other:
Sales of VOIs and real estate	$167,306	—	167,306
Other resorts fee-based revenue	65,979	—	65,979
Fee based sales commission and other revenues	55,524	—	55,524
Interest income	93,613	—	93,613

	382,422	—	382,422

Financial Services:
Interest income	178,735	(129,704)	49,031
Service charges on deposits	59,844	(59,844)	—
Other service charges and fees	30,140	(30,140)	—
Other	15,477	(14,676)	801

	284,196	(234,364)	49,832

Total revenues	666,618	(234,364)	432,254

Costs and Expenses
Real Estate and Other:
Cost of sales of VOIs and real estate	43,094	—	43,094
Cost of sales of other resort operations	46,863	—	46,863
Interest expense, net	80,101	—	80,101
Selling, general and administrative expenses	226,753	—	226,753
Other expenses	2,839	—	2,839

	399,650	—	399,650

Financial Services:
Interest expense	39,665	(24,793)	14,872
Provision for loan losses	144,361	(52,906)	91,455
Employee compensation and benefits	93,950	(65,344)	28,606
Occupancy and equipment	53,589	(42,073)	11,516
Other expenses	95,291	(60,922)	34,369

	426,856	(246,038)	180,818

Total costs and expenses	826,506	(246,038)	580,468

Loss on settlement of investment in subsidiary	(977)	—	(977)
Gain on extinguishment of debt	13,049	—	13,049
Equity in loss from unconsolidated affiliates	(851)	(1,194)	(2,045)
Other income	2,687	—	2,687

(Loss) income from continuing operations before income taxes	(145,980)	10,480	(135,500)
Less: Provision for income taxes	9,215	—	9,215

(Loss) income from continuing operations	(155,195)	10,480	(144,715)
Less: Net (loss) income attributable to noncontrolling interests from continuing operations	(65,764)	6,867 (2)	(58,897)

Net (loss) income from continuing operations attributable to BFC	$(89,431)	3,613	(85,818)

Basic and diluted loss per common share from continuing operations (3)	$(1.20)		(1.15)
Basic and diluted weighted average number of common shares outstanding	75,379		75,379

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Years Ended December 31, 2010 and 2009.

(1)	Reflects adjustments representing the reclassification of operations for the years ended December 31, 2010 and 2009 of BankAtlantic’s Community Banking, Investments, Tax Certificates and Capital Services components into discontinued operations.
(2)	Represents the net effect of the adjustments described in Note 1 above attributable to BFC’s noncontrolling interest in BBX Capital. BFC’s noncontrolling interest in BBX Capital was approximately 60% and 67% during the years ended December 31, 2010 and 2009, respectively.
(3)	For purposes of computing basic and diluted earnings (loss) per common share from continuing operations attributable to BFC, preferred stock dividends of $750,000 were included in the numerator for each of the years ended December 31, 2010 and 2009.

UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

(In thousands, except for per share data)

	For the Year Ended December 31, 2011
	BFC Historical	Discontinued Operations Pro Forma Adjustments (1)	Transfer of Assets Pro Forma Adjustments (2)	Pro Forma Adjustments		BFC Pro Forma

Revenues:
Real Estate and Other:
Sales of VOIs and real estate	$169,998	—	—	—		169,998
Other resorts fee-based revenue	70,985	—	—	—		70,985
Fee based sales commission and other revenues	74,421	—	—	—		74,421
Interest income	88,125	—	—	—		88,125

	403,529	—	—	—		403,529

Financial Services:
Interest income	143,819	(100,282)	(25,379)	(2,491	) (5)	15,667
Service charges on deposits	42,608	(42,608)	—	—		—
Other service charges and fees	26,404	(26,404)	—	—		—
Other	58,040	(57,546)	—	(255	) (5)	239

	270,871	(226,840)	(25,379)	(2,746)		15,906

Total revenues	674,400	(226,840)	(25,379)	(2,746)		419,435

Costs and Expenses:
Real Estate and Other:
Cost of sales of VOIs and real estate	27,058	—	—	—		27,058
Cost of sales of other resort operations	52,094	—	—	—		52,094
Interest expense	62,582	—	—	—		62,582
Selling, general and administrative expenses	215,254	—	—	—		215,254
Other expenses	1,304	—	—	—		1,304

	358,292	—	—	—		358,292

Financial Services:
Interest expense	31,382	(15,687)	(8,999)	(124	) (5)	6,572
Provision for loan losses	71,638	(33,764)	(4,614)	—		33,260
Employee compensation and benefits	73,047	(50,608)	—	—		22,439
Occupancy and equipment	44,152	(33,660)	—	—		10,492
Other expenses	76,661	(43,144)	709	(1,146	) (5)	33,080

	296,880	(176,863)	(12,904)	(1,270)		105,843

Total costs and expenses	655,172	(176,863)	(12,904)	(1,270)		464,135

Gain on settlement of investment in subsidiary	10,690	—	—	—		10,690
Gain on extinguishment of debt	11,625	—	—	—		11,625
Equity in earnings from unconsolidated affiliates	1,256	—	—	115	(5)	1,371
Other income	1,837	—				1,837

Income (loss) from continuing operations before income taxes	44,636	(49,977)	(12,475)	(1,361)		(19,177)
Less: Provision for income taxes	20,957	—	—	—		20,957

Income (loss) from continuing operations	23,679	(49,977)	(12,475)	(1,361)		(40,134)
Less: Net income (loss) attributable to noncontrolling interests from continuing operations	11,578	—	(336)	(28,886	) (3)	(17,644)

Net income (loss) from continuing operations attributable to BFC	$12,101	(49,977)	(12,139)	27,525		(22,490)

Basic earnings (loss) per common share from continuing operations (4)	$0.15					(0.31)
Basic weighted average number of common shares outstanding	75,790					75,790
Diluted earnings (loss) per common share from continuing operations (4)	$0.15					(0.31)
Diluted weighted average number of common shares outstanding	75,898					75,898

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011.

(1)	Amounts represent adjustments relating to the reclassification of BankAtlantic’s Community Banking, Investments, Tax Certificates and Capital Services components into discontinued operations.
(2)	Amounts represent the results of operations of assets included within the discontinued operation components which were contributed to FAR and are presented as continuing operations and the elimination of the results of operations related to the transfer to BB&T of certain earning assets from BankAtlantic’s Commercial Lending component, which is reported as a continuing operation.
(3)	Represents the net effect of the adjustments described in Notes 1 and 2 above attributable to BFC’s noncontrolling interest in BBX Capital. BFC’s noncontrolling interest in BBX Capital was approximately 47% during the year ended December 31, 2011.
(4)	For purposes of computing basic and diluted earnings (loss) per common share from continuing operations attributable to BFC, preferred stock dividends of $750,000 were included in the numerator for the year ended December 31, 2011.
(5)	Represents purchase accounting adjustments in connection with BFC’s acquisitions of shares of BBX Capital’s Class A Common Stock during 2008, which were accounted for as step acquisitions under the acquisition method of accounting then in effect.

UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

(In thousands, except for per share data)

	For the Three Months Ended March 31, 2011
	BFC Historical	Transfer of Assets Pro Forma Adjustments (1)		BFC Pro Forma

Revenues:
Real Estate and Other:
Sales of VOIs	$36,334	—		36,334
Other resorts fee-based revenue	17,200	—		17,200
Fee based sales commission and other revenues	11,035	—		11,035
Interest income	22,433	—		22,433

	87,002	—		87,002

Financial Services:
Interest income	11,838	(7,297)		4,541
Loss on sale of loans	(99)	—		(99)
Other non-interest income	13	—		13

	11,752	(7,297)		4,455

Total revenues	98,754	(7,297)		91,457

Costs and Expenses:
Real Estate and Other:
Cost of sales of VOIs	7,225	—		7,225
Cost of sales of other resort operations	13,081	—		13,081
Interest expense	17,704	—		17,704
Selling, general and administrative expenses	49,289	—		49,289

	87,299	—		87,299

Financial Services:
Interest expense	3,815	(2,143)		1,672
Provision for loan losses	6,827	6,498		13,325
Employee compensation and benefits	5,523	—		5,523
Occupancy and equipment	3,144	—		3,144
Other expenses	6,762	455		7,217

	26,071	4,810		30,881

Total costs and expenses	113,370	4,810		118,180

Gain on settlement of investment in subsidiary	11,305	—		11,305
Equity in earnings from unconsolidated affiliates	1,777	—		1,777
Other income	898	—		898

Loss from continuing operations before income taxes	(636)	(12,107)		(12,743)
Less: Provision for income taxes	2,145	—		2,145

Loss from continuing operations	(2,781)	(12,107)		(14,888)
Less: Net loss attributable to noncontrolling interests from continuing operations	(4,678)	(6,763	) (2)	(11,441)

Net income (loss) from continuing operations attributable to BFC	$1,897	(5,344)		(3,447)

Basic earnings (loss) per common share from continuing operations (3)	$0.02			(0.05)
Basic weighted average number of common shares outstanding	75,381			75,381
Diluted earnings (loss) per common share from continuing operations (3)	$0.02			(0.05)
Diluted weighted average number of common shares outstanding	75,381			75,381

.

UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

(In thousands, except for per share data)

	For the Three Months Ended March 31, 2012
	BFC Historical	Transfer of Assets Pro Forma Adjustments (1)		BFC Pro Forma

Revenues:
Real Estate and Other:
Sales of VOIs	$43,597	—		43,597
Other resorts fee-based revenue	18,815	—		18,815
Fee based sales commission and other revenues	12,778	—		12,778
Interest income	21,164	—		21,164

	96,354	—		96,354

Financial Services:
Interest income	8,335	(5,220)		3,115
Gain on sale of loans	3	—		3
Other non-interest income	84	—		84

	8,422	(5,220)		3,202

Total revenues	104,776	(5,220)		99,556

Costs and Expenses:
Real Estate and Other:
Cost of sales of VOIs	4,362	—		4,362
Cost of sales of other resort operations	12,986	—		12,986
Interest expense	12,712	—		12,712
Selling, general and administrative expenses	54,209	—		54,209

	84,269	—		84,269

Financial Services:
Interest expense	4,198	(2,328)		1,870
Recovery from loan losses	(765)	(694)		(1,459)
Employee compensation and benefits	5,259	—		5,259
Occupancy and equipment	2,247	—		2,247
Other expenses	10,416	(430)		9,986

	21,355	(3,452)		17,903

Total costs and expenses	105,624	(3,452)		102,172

Equity in earnings from unconsolidated affiliates	158	—		158
Other income	586	—		586

Loss from continuing operations before income taxes	(104)	(1,768)		(1,872)
Less: Provision for income taxes	5,201	—		5,201

Loss from continuing operations	(5,305)	(1,768)		(7,073)
Less: Net income (loss) attributable to noncontrolling interests from continuing operations	982	(826	) (2)	156

Net loss from continuing operations attributable to BFC	$(6,287)	(942)		(7,229)

Basic earnings (loss) per common share from continuing operations (3)	$(0.08)			(0.10)
Basic weighted average number of common shares outstanding	77,135			77,135
Diluted earnings (loss) per common share from continuing operations (3)	$(0.08)			(0.10)
Diluted weighted average number of common shares outstanding	77,489			77,489

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2011 and 2012.

(1)	Amounts represent the results of operations of assets included within the discontinued operation components which were contributed to FAR and are presented as continuing operations and the elimination of the results of operations related to the transfer to BB&T of certain earning assets from BankAtlantic’s Commercial Lending component, which is reported as a continuing operation.
(2)	Represents the net effect of the adjustments described in Note 1 above attributable to BFC’s noncontrolling interest in BBX Capital. BFC’s noncontrolling interest in BBX Capital was approximately 47% and 55% during the three months ended March 31, 2012 and 2011, respectively.
(3)	For purposes of computing basic and diluted earnings (loss) per common share from continuing operations attributable to BFC, preferred stock dividends of $188,000 were included in the numerator for each of the quarters ended March 31, 2012 and 2011.

(d) Exhibits.

Exhibit 99.1	Amended and Restated Limited Liability Company Agreement of Florida Asset Resolution Group, LLC

Exhibit 99.2	BBX Capital Corporation’s Guarantee in Favor of BB&T Corporation, dated July 31, 2012

Exhibit 99.3	Press Release dated August 1, 2012

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2012	BFC Financial Corporation

	By:	/s/ Alan B. Levan
Alan B. Levan
Chairman and Chief Executive Officer